Exhibit 10.6

$8,000,000.00 REVOLVING CREDIT LOAN

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC.,

HEALTHMONT OF GEORGIA, INC.

(dba Memorial Hospital of Adel and Memorial Convalescent Center),

HEALTHMONT OF TEXAS, INC.,

HEALTHMONT OF TEXAS I, LLC

(dba Dolly Vinsant Memorial Hospital), and

HEALTHMONT OF MISSOURI, INC.

(dba Callaway County Community Hospital)

and

HELLER HEALTHCARE FINANCE, INC.

Amended as of March 24, 2003

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of March 24, 2003, by and among HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation (dba Memorial Hospital of Adel and Memorial Convalescent Center), HEALTHMONT OF MISSOURI, INC., a Tennessee corporation (dba Callaway County Community Hospital) (collectively, the “Continuing Borrower”), HEALTHMONT OF TEXAS, INC., a Tennessee corporation, and HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company (dba Dolly Vinsant Memorial Hospital) (collectively, the “Withdrawing Borrower”; the Continuing Borrower and the Withdrawing Borrower are sometimes collectively referred to herein as the “Borrower”), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement dated August 31, 2000 by and among Borrower and Lender (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Borrower now wishes to effect the withdrawal of Withdrawing Borrower as a Borrower under the Loan Agreement, and to make such further amendments as are necessary to effect such transaction.

C. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement.

1. Withdrawal of Withdrawing Borrower. Lender, Continuing Borrower and Withdrawing Borrower agree that Withdrawing Borrower shall no longer be party to the Loan Agreement or the other Loan Documents and will not be bound by any of the conditions, covenants, representations, warranties and other agreements set forth in the Loan Agreement and other Loan Documents.

2. Other Amendments to Loan Agreement. Section 8.1 shall be amended by adding the following as additional Events of Default:

(u) an Event of Default shall have occurred under any of the loan documents entered into between Healthmont, Inc. and Sunlink Health Systems, Inc. dated on or about the date hereof (the “Sunlink Loan Documents”); or

(v) a material default or the Termination Date shall have occurred under that certain Agreement and Plan of Merger dated as of October 15, 2002 among Sunlink Health Systems, Inc., Healthmont, Inc. and HM Acquisition Corp. (as amended, the “Merger Agreement”), or the Scheduled Maturity Date shall have occurred under the Sunlink Loan Documents.”

3. Confirmation of Representations and Warranties. Each of the Continuing Borrowers hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to the Continuing Borrowers, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except for Permitted Liens and the subordinated liens and security interest held by SunLink Health Systems, Inc.

4. Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Continuing Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to Continuing Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Continuing Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

5. Release. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, “Claims”): (a) in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents; and (b) arising from events occurring prior to the date of this Amendment. The foregoing release and discharge shall, automatically and without further action of the Borrower, be deemed renewed as of the date of each advance of Loan proceeds with respect to all Claims in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents and arising from events occurring prior to the date of such advance.

6. Costs. In addition, Continuing Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender’s in-house counsel. Continuing Borrower hereby authorizes Lender to deduct all of such fees set forth in this Section 6 from the proceeds of the next Revolving Credit Loan.

7. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

WITNESS/ATTEST:

LENDER:

HELLER HEALTHCARE FINANCE, INC., a Delaware corporation

By:	/s/ LISA LENDERMAN	By:	/s/ DAVID G. MOORE	(SEAL)

Name:	Lisa Lenderman	Name:	DAVID G. MOORE
Title:	Senior Counsel & VP	Title:	AUTHORIZED SIGNATORY

CONTINUING BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR.	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
		Title:	Chief Executive Officer and President

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR.	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
		Title:	President

HEALTHMONT OF MISSOURI, INC. a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR.	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
		Title:	President

WITHDRAWING BORROWER:

HEALTHMONT OF TEXAS, INC., a Tennessee corporation

By:	/s/ THOMAS H. BUTLER, JR.	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
		Title:	President

HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company

By:	/s/ THOMAS H. BUTLER, JR.	By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Thomas H. Butler, Jr.	Name:	Timothy S. Hill
		Title:	Chief Manager

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